                                                                    EXHIBIT 99.1
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of SystemOne Technologies Inc. (the "Company") for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul I. Mansur, Chief Executive Officer of the Company, and, I, Steven M. Healy, Director of Finance and Administration of the Company, each hereby certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Paul I. Mansur
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Paul I. Mansur
Chief Executive Officer
March 31, 2003

/s/ Steven M. Healy
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Steven M. Healy
Director of Finance and Administration
(Principal Financial and Accounting Officer)
March 31, 2003